UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported)   July 23, 2014
 HAEMONETICS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	001-14041	04-2882273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Wood Road
Braintree Massachusetts	02184
(Address of principal executive offices)	(Zip Code)
 Registrant's telephone number, including area code  781-848-7100
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    Entry into a Material Definitive Agreement.

On July 23, 2014, the Haemonetics Corporation stockholders and Board of Directors approved an amendment to the Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan to (i) increase the number of shares issuable under the Plan by 4,800,000 shares, (ii) extend the term of the Plan, and (iii) alter the rate at which certain awards are counted toward Plan limits. A restated copy of the Plan is filed herewith as Exhibit 10.1.

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 23, 2014, Paul Black notified Haemonetics Corporation (the "Company") that after serving on the board since 2011, he will resign his position effective July 31, 2014. Mr. Black's decision was based on his desire to focus more of his time in his role as Chief Executive Officer and President of Allscripts Healthcare Solutions, Inc., a public healthcare solutions company, and does not reflect any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
.

ITEM 5.07    Submission of Matters to a Vote of Security Holders.

Haemonetics Corporation's Annual Meeting of Stockholders was held on July 23, 2014. At the Meeting:

1.	Brian P. Concannon, Ronald L. Merriman and Charles J. Dockendorff were elected to serve as directors of Haemonetics Corporation;

2.
Amendments to the Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan which (i) increase the total number of shares available for grant, (ii) extend the term of the Plan, and (iii) alter the rate at which certain awards are counted toward Plan limits were approved;

3.	Advisory vote regarding the compensation of our named executive officers was approved; and

4.	The selection of Ernst & Young LLP to serve as the independent registered public accounting firm of Haemonetics Corporation for fiscal year 2015 was ratified.

Below are the number of votes cast for or against, the number of abstentions, the number of votes withheld and the number of broker non-votes:

Election of Directors:

Director	Votes For	Withheld	Non-Vote
Brian P. Concannon	45,232,892	796,976	1,750,862
Ronald L Merriman	43,917,863	2,112,005	1,750,862
Charles J. Dockendorff	45,244,673	785,195	1,750,862

Amendments to Long-Term Incentive Compensation Plan:

Votes For	Votes Against	Abstain	Non-Vote
38,665,307	7,326,124	38,437	1,750,862

Executive Compensation:

Votes For	Votes Against	Abstain	Non-Vote
31,864,841	14,120,824	44,203	1,750,862

Ratification of Auditors:

Votes For	Votes Against	Abstain
47,191,797	578,154	10,779

ITEM 9.01     Financial Statements and Exhibits.

Exhibit Index

No.        Description
10.1        Haemonetics Corporation 2005 Long-Term Incentive Compensation Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAEMONETICS CORPORATION
(Registrant)

Date: July 25, 2014	By:	/s/ Christopher Lindop
Christopher Lindop, Chief Financial Officer
and Executive Vice President Business Development